Exhibit 10.2

AMENDED AND RESTATED

DEALER MANAGER AGREEMENT

THIS AMENDED AND RESTATED DEALER MANAGER AGREEMENT (this “Agreement”) is made as of this 12th day of August, 2026, by and between Apollo Infrastructure Company LLC, a Delaware limited liability company (the “Company”), and Apollo Global Securities, LLC (the “Dealer Manager”), a Delaware limited liability company.

WHEREAS, the undersigned desire to amend and restate that certain Dealer Manager Agreement between the Company and the Dealer Manager, dated December 8, 2023 (the “Current Dealer Manager Agreement”), in its entirety, and all requirements and conditions to amend and restate the Current Dealer Manager Agreement have been satisfied and fulfilled;

WHEREAS, the Company is conducting a private placement offering and sale in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), of S Shares, I Shares, F-S Shares, F-I Shares, A-I Shares, A-II Shares, and E Shares (“Shares”) through a private placement memorandum, as may be amended, restated and/or supplemented (the “Private Placement Memorandum”);

WHEREAS, the Company has filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

WHEREAS, the Dealer Manager is registered as a broker-dealer with the SEC under the 1934 Act, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”); and

WHEREAS, the Company wishes to retain the Dealer Manager to serve as Dealer Manager of each type of the Shares and for such additional types of Shares that the Company may issue in the future, on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and intending to be legally bound, the parties hereby agree as follows:

Section 1
APPOINTMENT
1.1
Dealer Manager. The Company hereby appoints Dealer Manager as its agent and principal distributor for the purpose of selling Shares through Intermediaries (as defined below), all of whom shall be (i) members of FINRA or (ii) duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction to conduct the activity contemplated hereunder. Dealer Manager hereby accepts such agency and distributorship and agrees to sell, and cause the Intermediaries to sell, the Shares on said terms and conditions set forth in the Private Placement Memorandum and any additional terms or conditions specified in Schedule 1 to this Agreement, as it may be amended from time to time.
Section 2
SOLICITATION OF SALES AND OTHER SERVICES
2.1
Solicitation of Sales. The Company grants to Dealer Manager, as the dealer manager, and the Intermediaries (as defined below) with whom the Dealer Manager has entered into or will enter into a Selling Agent Agreement (as defined below), the right to sell its Shares authorized for issue, at the applicable transactional net asset value per Share, plus any applicable selling commissions, in accordance with the Private Placement Memorandum, as agent and on behalf of the Company, during the term of this Agreement and subject to the rules and regulations of the SEC and any applicable laws governing the sale of securities in the various states (“Blue Sky Laws”). The Company may terminate, suspend or withdraw the offering of Shares whenever, in its sole discretion, it deems such action to be desirable. The Dealer Manager agrees and, in its agreements with Intermediaries (as defined below), will require that the Intermediaries agree that no offer or sale of Shares will be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where Shares have not been registered or qualified for offer and sale under applicable state securities laws unless Shares are exempt from the registration or qualification requirements of such laws. Investments will be sold (i) in the United States only to U.S. persons who are “accredited investors” within the meaning of Regulation D under the 1933 Act and (ii) outside the United States in accordance with Regulation S under the 1933 Act and pursuant to the laws, rules and regulations applicable to the offer and sale of Shares in the applicable non-U.S. jurisdiction. The Dealer Manager agrees and, in its agreements with Intermediaries (as defined below), will require that the Intermediaries agree to provide a current Private Placement Memorandum, including any written supplements, to prospective shareholders. The Dealer Manager may prepare, print and distribute such other sales literature and advertising materials in connection with the offering of Shares as it deems appropriate.
2.2
Dealer Manager will have the right, as agent, to sell Shares to broker-dealers that are members of FINRA or are otherwise duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction to conduct the activity contemplated under the applicable Selling Agent Agreement (as defined below), and who have entered into Selling Agent Agreements (as defined below) with Dealer Manager; or through other financial intermediaries, in each case against orders therefore. In consideration of these rights granted to the Dealer Manager, the Dealer Manager agrees to use all commercially reasonable efforts in connection with the sale of Shares; provided, however, that the Dealer Manager will not be prevented from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The provisions of this paragraph do not obligate the Dealer Manager to register as a broker or dealer under the Blue Sky Laws of any jurisdiction or laws of any foreign jurisdiction in which it is not now registered or to maintain its registration in any jurisdiction in which it is now registered or obligate the Dealer Manager to sell any particular number of Shares. The Company reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it. All orders through the Dealer Manager will be subject to acceptance and confirmation by the Company. Throughout the term of this Agreement, the Dealer Manager shall maintain such licenses and registrations as are necessary to permit it and its representatives and agents to provide the services hereunder.
Section 3
REPRESENTATIONS, WARRANTIES AND COVENANTS
3.1
Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants that:
(a)
it has been duly and validly organized and formed as a limited liability company under the laws of the state of Delaware, with the power and authority to conduct its business as described in the Private Placement Memorandum;
(b)
no consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Shares, except such as may be required under the 1933 Act and the Rules and Regulations, by FINRA, or applicable state securities laws;
(c)
unless otherwise described in the Private Placement Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Company, threatened against the Company at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Company;
(d)
the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not conflict with or constitute a default under any charter, by-law, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 8 of this Agreement may be limited under applicable securities laws;
(e)
the Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 8 of this Agreement may be limited under applicable securities laws;

(f)
at the time of the issuance of the Shares, the Shares will have been duly authorized and, when issued and sold as contemplated by the Private Placement Memorandum and the Company’s limited liability company agreement, as amended and restated, and upon payment therefor as provided by the Private Placement Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Private Placement Memorandum;
(g)
the Private Placement Memorandum has been prepared in accordance with all applicable laws and regulations and the Private Placement Memorandum will not include an untrue statement of a material fact or omit to state a material fact that is required to be stated therein so as to make the statements contained in the Private Placement Memorandum not misleading;
(h)
the Shares have been registered under Section 12(g) of the 1934 Act;
(i)
the Shares have not been registered under the 1933 Act, the securities laws of any other state or the securities laws of any other jurisdiction, but will be offered and sold in reliance on an exemption from the registration requirements under the 1933 Act and any other applicable laws pursuant to the Private Placement Memorandum;
(j)
as of the date hereof, no jurisdiction in which the Shares have been or will be offered or sold has issued any notification with respect to the suspension of the qualification of the Shares for sale in such jurisdiction and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, threatened;
(k)
the Company intends to conduct its business so as not to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the 1940 Act;
(l)
the Company owns or possesses, has the right to use or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by the Company, except where the failure to have such ownership or possession would not, singly or in the aggregate, have a material adverse effect; and
(m)
the Company has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith.
3.2
Representations, Warranties and Covenants of Dealer Manager. Dealer Manager represents, warrants and covenants that:
(a)
it has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 8 of this Agreement may be limited under applicable securities laws; no consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Dealer Manager of this Agreement, except such as may be required under the 1933 Act and the Rules and Regulations, by FINRA, or applicable state securities laws;
(b)
it is registered as a broker-dealer with the SEC under the 1934 Act and a member of FINRA, and it and its representatives have all required licenses and registrations to act under this Agreement;
(c)
it is and will continue to be in compliance with all applicable laws and regulations aimed at the prevention and detection of money laundering and/or the financing of terrorism activities including Bank Secrecy

Act, as amended by USA PATRIOT Act, U.S. Treasury Department, including the Office of Foreign Asset Control (“OFAC”), Financial Crimes and Enforcement Network (“FinCEN”) and the SEC (collectively, “Money Laundering Laws”) in its duties as a Dealer Manager under this Agreement, provided that, for the avoidance of doubt, such duties and corresponding compliance with Money Laundering Laws may be delegated or otherwise carried out by placement agents, financial intermediaries, the Company’s administrator or the Company’s transfer agent pursuant to separate agreements between such party and the Company or Dealer Manager;
(d)
it shall comply, and require in the Selling Agent Agreements (as defined below) that the Intermediaries (as defined below) comply, with the following: (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;
(e)
it has an anti-money laundering program (“AML Program”), that at minimum includes, (i) an AML compliance officer designated to administer and oversee the AML Program, (ii) ongoing training for appropriate personnel, (iii) internal controls and procedures reasonably designed to prevent and detect suspicious activity monitoring and terrorist financing activities; (iv) appropriate risk-based procedures for conducting ongoing customer due diligence, including: (a) understanding the nature and purpose of customer relationships for the purpose of developing a customer risk profile and (b) conducting ongoing monitoring to identify and report suspicious transactions and, on a risk basis, to maintain and update customer information (including beneficial ownership information of legal entity customers); and (v) appropriate record keeping procedures;
(f)
it shall not give any information or make any representations other than those contained in the current Private Placement Memorandum or other material that may be prepared by or on behalf of the Company for the Dealer Manager’s use. The Dealer Manager may prepare and distribute sales literature and other material as it may deem appropriate, provided that such literature and materials have been prepared in accordance with applicable rules and regulations; and provided further, that the Company has previously approved such material;
(g)
it will offer Shares, and in its agreements with Intermediaries (as defined below) will require that the Intermediaries offer Shares, only to those persons who meet the suitability standards set forth in the Private Placement Memorandum or in any suitability letter or memorandum sent by the Company (including, for the avoidance of doubt, only from investors each of which, together with any other investor for which such investor is acting as a trustee or other fiduciary, the Dealer Manager or Intermediary making such offering of Shares, shall reasonably believe (a) is an “accredited investor” with respect to the Shares within the meaning of Regulation D under the 1933 Act; or (b) is not a United States person within the meaning of Rule 902 under the 1933 Act) and will only make offers to persons in the jurisdictions in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, the Dealer Manager will comply, and in its agreements with Intermediaries, the Dealer Manager will require that the Intermediaries comply, with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors;
(h)
it, and any person associated with the Dealer Manager, will not offer or sell Shares, and, in its agreements with Intermediaries (as defined below), will require that the Intermediaries will not offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor” as defined in Regulation D under the 1933 Act, minimum income and net worth standards; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account; and the purchaser of Shares has a substantive pre-existing relationship with the Dealer Manager or the Intermediary (as defined below), as applicable, pursuant to Regulation D under the 1933 Act. The Dealer Manager further represents, warrants and covenants that the Dealer Manager, in its agreements with Intermediaries, will require that the Intermediaries make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by the Intermediaries, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. The Dealer Manager agrees and, in its agreements with Intermediaries, will require that the Intermediaries agree to retain its records in compliance with applicable law and make available a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer or sale of Shares at the time of the initial purchase of Shares to (i) the Company and (ii) representatives of the SEC, FINRA and applicable state or non-U.S. securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency for a period of at least six years following the termination of this Agreement. In addition, at the Company’s reasonable written request, which shall be no later than the six year anniversary of the date of termination of this Agreement, and at the Company’s sole expense, the Dealer Manager agrees to retain such records for a reasonable period of time beyond the six year anniversary of the date of termination of this Agreement. The Dealer Manager shall not purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on a subscription agreement. In selling Shares, the Dealer Manager will comply, and in its agreements with Intermediaries, the Dealer Manager will require that the Intermediaries comply, with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors;
(i)
neither the Dealer Manager nor any of its directors, executive officers, general partners, managing members or other officers participating in the offering, nor any of the directors, executive officers or other officers participating in the offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the offer and sale of Shares (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any of the “Bad Actor” disqualifications (“Disqualification Events”) set forth in Rule 506(d) of Regulation D under the 1933 Act applicable to the Dealer Manager except for a Disqualification Event contemplated by Rule 506(d)(2) of the 1933 Act, a description of which has been furnished in writing to the Company prior to the date hereof. The “Bad Actor” disqualifications include, among other things: (1) criminal convictions and court injunctions and restraining orders issued in connection with the purchase or sale of a security or false filings with the SEC; (2) final orders from the Commodities Futures Trading Commission, federal banking agencies and certain other regulators that bar a person from associating with a regulated entity or engaging in the business of securities, insurance or banking or that are based on certain fraudulent conduct; (3) SEC disciplinary orders relating to investment advisers, brokers, dealers and their associated persons; (4) SEC cease-and-desist orders relating to violations of certain anti-fraud provisions and registration requirements of the federal securities laws; (5) suspensions or expulsions from membership in a self-regulatory organization (“SRO”) or from association with an SRO member; and (6) U.S. Postal Service false representation orders. To the extent permitted by applicable law and without disclosing any non-public personal information regarding any Dealer Manager Covered Person, the Dealer Manager will promptly notify the Company if it becomes aware of a Dealer Manager Covered Person who is or becomes the subject of a Disqualifying Event or determines that the Company’s exemption under Rule 506 is no longer available as a result of any Disqualifying Event; and
(j)
in its agreements with Intermediaries (defined below), the Dealer Manager will require the Intermediaries to represent that:
(i)
it has exercised reasonable care, in accordance with section (e) of Rule 506, in making a factual inquiry into whether any Disqualifying Event exists with respect to the Intermediary or any of its Covered Person;
(ii)
it shall make periodic factual inquiry as to the occurrence or existence of any Disqualifying Events with respect to itself and its Covered Persons, and shall conduct such factual inquiry with reasonable care in accordance with subsection (d)(2)(iv) of Rule 506;
(iii)
to the extent permitted by applicable law, it will promptly notify the Company if it is or becomes subject to a Disqualifying Event or if it becomes aware that any of its Covered Persons is or becomes the subject of a Disqualifying Event; and

(iv)
if a Disqualifying Event occurs with respect to any of its Covered Persons, the Company shall have the right to terminate the Selling Agent Agreement (defined below) with effect from the date of the occurrence of the Disqualifying Event.
Section 4
REGISTRATION STATUS OF SHARES

The Shares are registered with the SEC under Section 12(g) of the 1934 Act. However, the Shares have not been registered under the 1933 Act, the securities laws of any other State or the securities laws of any other jurisdiction, but will be offered and sold in reliance on an exemption from the registration requirements of the 1933 Act and any other applicable laws pursuant to the Private Placement Memorandum. The Shares are being offered and sold (i) in the United States under the exemption provided by Section 4(a)(2) of the 1933 Act and Rule 506(b) of Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the Offering will be made, to U.S. persons who are “accredited investors” within the meaning of Regulation D under the 1933 Act, and (ii) outside the United States in accordance with Regulation S under the 1933 Act. Neither the Company nor the Dealer Manager shall take any action that (i) causes the offering of the Shares to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the 1933 Act and/or any regulations promulgated thereunder or (ii) causes the offering of Shares to lose its exemption from registration provided by Rule 506(b) of Regulation D under the 1933 Act. The Dealer Manager shall exercise reasonable diligence to (and shall require Intermediaries to) avoid taking any action that would cause the Company to be an “investment company” within the meaning of the 1940 Act and/or any regulations promulgated thereunder.

Section 5
AGREEMENTS WITH FINANCIAL INTERMEDIARIES

The Dealer Manager is authorized to enter into written agreements (“Selling Agent Agreements”) with banks, broker/dealers, insurance companies and other financial institutions (each, an “Intermediary” and collectively, “Intermediaries”), on terms and conditions consistent with this Agreement and all applicable laws, regulations and exemptive relief, and to fix therein the portion of the sales charge, if any, that may be allocated to the Intermediaries on such terms and conditions as the Dealer Manager will deem necessary or appropriate. The Selling Agent Agreements shall be on the general forms that are approved by the Company. The Dealer Manager also may enter into other forms of agreements relating to selling agent activities and support as it deems appropriate, provided that the Dealer Manager determines that the Company’s responsibility or liability to any person under, or on account of any acts or statements of any such Intermediary under, any such agreement does not exceed its responsibility or liability under the general form(s) of Selling Agent Agreement approved by the Company, and provided further that the Dealer Manager determines that the overall terms of any such agreement are not materially less advantageous to the Company than the overall terms of the general form(s) of Selling Agent Agreement approved by the Company. Any Shares sold to Intermediaries for resale will be resold by such Intermediaries only at the price set forth in the applicable Private Placement Memorandum or as otherwise permissible under the federal and state securities laws (as applicable). With respect to Intermediaries who are acting as brokers or dealers within the United States, the Dealer Manager will offer and sell Shares, as agent for the Company, only to such financial intermediaries who are members in good standing of FINRA. The Dealer Manager agrees, and each Intermediary shall have agreed, to comply and shall comply with any applicable requirements with respect to its and each Intermediary’s participation in any resales or transfers of the Shares. In addition, the Dealer Manager agrees, and each Intermediary shall have agreed, that should it or they assist with the resale or transfer of the Shares, it and each Intermediary will fully comply with all applicable FINRA or SEC rules or any other applicable federal or state laws, including Regulation D under the 1933 Act. The Company acknowledges that Dealer Manager may act as the Company’s agent for transmitting, or arranging for transmission of, distribution and/or shareholder servicing fees to be paid to Intermediaries in accordance with arrangements between the Company and such Intermediaries. During the offering, offers and sales of Shares pursuant to the terms of any Selling Agent Agreements that are from “benefit plan investors” (within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other investors who are or whose assets are subject to Title I of ERISA or Section 4975 of the Code must be properly and clearly identified to the Company. At the Company’s request, the Dealer Manager shall provide to the Company a list of all investors and Intermediaries with whom the Dealer Manager has initiated oral or written discussions regarding the offering.

Section 6
EXPENSES
6.1
Company Expenses. The Company will pay all fees and expenses (i) in connection with the preparation of any Private Placement Memorandum and amendments for the issue of its Shares; (ii) in connection with the registration and qualification of Shares for sale in the various states in which the Company will determine advisable to qualify such Shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Company in their capacity as such; (iv) charged by FINRA in connection with FINRA review of Company advertising and marketing materials, subject to the prevailing rules and regulations of FINRA; and (v) of preparing, setting in type, printing and mailing any Private Placement Memorandum sent to existing shareholders.
6.2
Dealer Manager Expenses. Dealer Manager will pay all of its costs and expenses (other than expenses which one or more dealers may bear pursuant to any agreement with Dealer Manager) incurred by it in connection with the performance of its distribution duties hereunder.
Section 7
COMPENSATION
7.1
Compensation to Dealer Manager. As compensation for providing the services under this Agreement, the Dealer Manager will receive from the Company:
(a)
all distribution and service fees, as applicable, at the rate and under the terms and conditions set forth in the Private Placement Memorandum applicable to the appropriate types of shares of the Company, as such Private Placement Memoranda may be amended from time to time, and subject to any further limitations on such fees as the Company may impose;
(b)
selling commissions in connection with the sales of S Shares and F-S Shares as described in Schedule 1 to this Agreement.
7.2
Payments to Financial Intermediaries. The Dealer Manager may re-allow any or all of the distribution or service fees and front-end sales charges that it is paid by the Company to such brokers, dealers and other financial institutions and intermediaries as the Dealer Manager may from time to time determine provided that the sum of such reallowed amounts and the selling commissions will not exceed 3.5% of the transaction price. The terms of any reallowance of selling commissions, dealer manager fees and servicing fees shall be set forth in the Selling Agent Agreements entered into with the Intermediaries. The Company will not be liable or responsible to any Intermediary for direct payment of commissions, or any reallowance of dealer manager fees or servicing fees to such Intermediary, it being the sole and exclusive responsibility of the Dealer Manager for payment of commissions or any re-allowance of dealer manager fees or servicing fees to Intermediaries. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of commissions, dealer manager fees or servicing fees to Intermediaries on behalf of the Dealer Manager without incurring any liability.
Section 8
INDEMNIFICATION; CONTRIBUTION; LIMITATION OF LIABILITY
8.1
Indemnification of Dealer Manager. To the extent permitted by the Company’s limited liability company agreement, as amended and restated, and applicable law, the Company agrees to indemnify, defend and hold harmless the Dealer Manager, the Intermediaries, and each of the Dealer Manager’s directors, officers, employees and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties”), from and against any losses, claims, damages or liabilities, joint or several, to which the Indemnified Parties may become subject, arising out of or based upon any untrue statement of a material fact contained in the Private Placement Memorandum, or any and all printed sales literature or other materials which have been approved in advance in writing by the Company for use in the offering of Shares, prepared by the Company and any of its affiliates (excluding the Dealer Manager) specifically for use with potential investors in connection with the offering of Shares (the “Covered Documents”) or the omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Dealer Manager and the Indemnified Parties for any legal or other expenses reasonably incurred by the Dealer Manager or the Indemnified Parties in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Covered Documents about the Dealer Manager in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use therein and, further, the Company will not be liable for the portion of any loss, claim, damage or liability in any such case if it is determined that such Indemnified Person or the Dealer Manager was at fault in connection with such portion of the loss, claim, damage or liability, expense or action. The foregoing indemnity agreement of this Section is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Private Placement Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any loss, claim, damage or liability, purchased the Shares that are the subject thereof, if a copy of the Private Placement Memorandum was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of the Private Placement Memorandum had been supplied to the Dealer Manager or the Intermediary prior to such acceptance.
8.2
Indemnification of the Company. Dealer Manager agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Company Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several, to which the Company Indemnified Parties may become subject, insofar as such losses arise out of or are based upon: (i) an untrue statement or omission that was made in any Covered Document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager expressly for use therein; (ii) any material violation of this Agreement; (iii) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (iv) any other failure to comply with applicable rules of FINRA or securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage or liability, expense or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.
8.3
Indemnification of Intermediaries. Each Intermediary severally agrees to indemnify and hold harmless the Company, the Dealer Manager, and each of their directors, officers, employees and each person, if any, who controls the Company or the Dealer Manager within the meaning of Section 15 of the 1933 Act (collectively, the “Intermediary Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several, to which the Intermediary Indemnified Parties may become subject, insofar as such losses arise out of or are based upon: (i) an untrue statement or omission that was made in any Covered Document, in reliance upon and in conformity with written information furnished to the Intermediary by or on behalf of the Company or the Dealer Manager; (ii) any use of sales literature not authorized or approved by the Company or any use of “broker-dealer use only”, “financial professional use only” or similarly restricted materials with investors by the Intermediary in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to investors in such jurisdiction; (iii) any untrue statement made by the Intermediary or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (iv) any material violation of this Agreement or the Selling Agent Agreement entered into between the Dealer Manager and the Intermediary; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of FINRA or securities laws and the rules and regulations promulgated thereunder. Each Intermediary will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage or liability, expense or action. This indemnity agreement will be in addition to any liability that such Intermediary may otherwise have.
8.4
Indemnification Procedures.
(a)
Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 8 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to this Section) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.
(b)
The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.
(c)
The indemnity agreements contained in this Section 8 shall remain operative and in full force and effect regardless of:
(i)
any investigation made by or on behalf of any Intermediary, or any person controlling any Intermediary or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager;
(ii)
delivery of any Shares and payment therefor; and
(iii)
any termination of this Agreement. A successor of any Intermediary or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section.
Section 9
TERM AND TERMINATION

This Agreement will be effective upon its execution, and, unless terminated as provided, will continue in operation unless terminated in accordance with the terms hereof. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. Upon expiration or termination of this Agreement, (a) the Company shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled under Section 7 pursuant to the requirements of that Section 7 at such times as such amounts become payable pursuant to the terms of such Section 7, offset by any losses suffered by the Company or any officer or director of the Company arising from the Dealer Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer Manager under Section 8 herein, and (b) the Dealer Manager shall promptly deliver to the Company all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. The Dealer Manager shall use its commercially reasonable efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company.

Section 10
MISCELLANEOUS
10.1
Successors and Amendment.
(a)
This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Company and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit of the Intermediaries to the extent set forth in Sections 1 and 8 hereof.
(b)
This Agreement may be amended by the written agreement of the Dealer Manager and the Company, provided, however, that the Dealer Manager may assign any or all of its rights and obligations under this Agreement to any affiliate on notice to the Company.
10.2
Notices. Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier or (d) email. All such notices shall be addressed, as follows:

If to the Dealer Manager: Apollo Global Securities, LLC
Attn: Susan Moskovits
9 West 57th Street
New York, New York 10019
Email: smoskovits@apollo.com

If to the Company: Apollo Infrastructure Company LLC
Attn: Nari Na
9 West 57th Street
New York, New York 10019
Email: nna@apollo.com

10.3
Survival of Provisions.
(a)
The respective agreements, representations and warranties of the Company and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager or any Intermediary or any person controlling the Dealer Manager or any Intermediary or by or on behalf of the Company or any person controlling the Company, and (ii) the acceptance of any payment for the Shares.
(b)
The respective agreements of the Company and the Dealer Manager set forth in Sections 7 through 9 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.
10.4
Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Venue for any action brought hereunder shall lie exclusively in New York, New York.
10.5
Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement

*****

IN WITNESS WHEREOF, the Company and Dealer Manager have each duly executed this Agreement, as of the day and year above written.

Apollo Infrastructure Company LLC Apollo Global Securities, LLC

By: /s/ Nari Na By: /s/ Susan Moskovits

Name: Nari Na Name: Susan Moskovits

Title: Vice President and Assistant Secretary Title: Vice President

[Signature page to Amended and Restated Dealer Manager Agreement]